                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 19, 1998
                                                 -------------------------------

                                  ADAPTEC, INC.
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               (Exact name of registrant as specified in charter)

         DELAWARE                     0-15071                    94-2748530
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

691 S. MILPITAS DRIVE, MILPITAS, CALIFORNIA                              95035
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (408) 945-8600
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         In a press release dated October 19, 1998, Adaptec, Inc. (the "Company") announced that it would repurchase $200 Million of its outstanding Common Stock in open market purchases. All such purchases will be made in compliance with Rule 10b-18 of the Securities Exchange Act of 1934. Neither this filing nor said press release constitute an offer to purchase securities of the Company. The information contained in said press release is incorporated herein by reference.

         In a press release dated October 20, 1998, the Company announced that it had appointed Bob Stephens, currently Chief Operating Officer of the Company, to the additional position of President and that it had confirmed Andy Brown as Chief Financial Officer of the Company. The information contained in said press release is incorporated herein by reference.

     EXHIBIT NUMBER       DESCRIPTION
     --------------       -----------
          99.1            PRESS RELEASE DATED OCTOBER 19, 1998.
          99.2            PRESS RELEASE DATED OCTOBER 20, 1998

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 21, 1998                 ADAPTEC, INC.


                                       /s/ Andrew J. Brown
                                       -----------------------------
                                       Andrew J. Brown,
                                       Chief Financial Officer

                                 EXHIBIT INDEX

     EXHIBIT NUMBER       DESCRIPTION
     --------------       -----------
          99.1            PRESS RELEASE DATED OCTOBER 19, 1998.
          99.2            PRESS RELEASE DATED OCTOBER 20, 1998

---------------------------